Certificate of Amendment to Articles of Incorporation
                   For Nevada Profit Corporations
            (Pursuant to NRS 78.385 and 78.390   After Issuance of
                              Stock)





    1.         The name of the corporation is Travel Dynamics Services, Inc.
               (the "Corporation").


    2. The articles of incorporation have been amended to change the Corporation's name as follows:

                   Article I.  The name of the Corporation is
                    Tru Dynamics, Inc.


    3. The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or services, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 855,000 of a total of 1,000,000 outstanding and issued.


    4.         Signatures:



        ---------------------------              ---------------------------
        James Piccolo, President                 Brian K. Service, Secretary